CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1997 included in FM Properties Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP

New Orleans, Louisiana
July 10, 1997